SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ELECTRO-SENSORS,INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
  Title of each class of securities to which transactions applies:
  Aggregate number of securities to which transactions applies:
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
  Proposed maximum aggregate value of transaction:
  Total fee paid:
[   ] Fee paid previously with preliminary materials
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing
  Amount previously paid:
  Form, Schedle or Registration Statement No.:
  Filing party:
  Date filed:

Notice of Annual Meeting of Shareholders

Proxy Statement

ELECTRO-SENSORS, INC.

PROXY FOR ANNUAL MEETING
APRIL 25, 2001

The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors, Inc. registered in the name of the undersigned at the 2001 Annual Meeting of Shareholders of the Company to be held at the Radisson South, 7800 Normandale Boulevard, Minneapolis, Minnesota, at 2:00 pm, local time, on April 25, 2001, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Meeting.

The Board of Directors recommens that you vote FOR each proposal.

  Set number of directors at five.
  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
  Elect five directors. (Nominees: B. Slye, P. Peterson, G. Miller, J. Marino, J. Strom)
  [ ] FOR all nominees listed above (except those whose names have been written on the line below)
  ___________________________________________________________________________________________________
  [ ] WITHHOLD AUTHORITY to vote for all nominees listed above
  Approve appointment of Schweitzer Karon & Bremer, LLC as independent auditors for the current fiscal year.
  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
  Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date_______________________________, 2001

_________________________________________

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.